UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07360

Monetta Trust
(Exact name of Registrant as specified in charter)

1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Address of principal executive offices) (Zip code)

Robert S. Bacarella
1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Name and address of agent for service)

(630) 462-9800
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2019

Date of reporting period:  June 30, 2019

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2019

Monetta Mutual Funds (No-Load)

Monetta Trust:
■ Monetta Fund
■ Monetta Core Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (www.monetta.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-MONETTA or by sending an e-mail request to info@monetta.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-MONETTA or send an e-mail request to info@monetta.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

1-800-MONETTA	www.monetta.com

This Page Intentionally Left Blank

TABLE OF CONTENTS

Letter to Shareholders	5

Performance Highlights
Monetta Fund	6
Monetta Core Growth Fund	7

Disclosure of Fund Expenses	8

Schedules of Investments
Monetta Fund	9
Monetta Core Growth Fund	11

Financial Statements
Statements of Assets & Liabilities	13
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	18

Notice to Shareholders	22

Principal Risks:
Mutual fund investing involves risk. Principal loss is possible. The Funds may make short-term investments, without limitation, for defensive purposes, which may provide lower returns than other types of investments. The portion of the Monetta Core Growth Fund that invests in underlying ETFs that track the S&P 500® Index (the “Index”) will be subject to certain risks which are unique to tracking the Index. By investing in ETFs, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of the funds. The Monetta Core Growth Fund will invest approximately 50% of its net assets in funds that track the Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies, and your cost of investing will generally be higher than the cost of investing directly in the shares of the mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility than larger companies. Please refer to the Funds’ prospectus for further details.

While the Funds are no-load, management and other expenses still apply.

Past performance is not a guarantee of future results.

Monetta Financial Services, Inc. (“MFSI” or the “Adviser”) is the investment adviser to the Monetta Funds. References to individual securities are the views of the Adviser at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings and compositions are subject to change. MFSI and its affiliated officers, trustees and employees may, from time to time, have long or short positions in, and buy or sell, the securities of companies held, purchased or sold by the Monetta Funds. Current and future portfolio holdings are subject to risk. Please refer to the Schedules of Investments in this report for a complete list of Fund holdings.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

FAANG stocks – Acronym for the technology companies Facebook, Inc., Amazon.com, Inc., Apple, Inc., Netflix, Inc., and Alphabet, Inc. (Google).

Earnings growth is not a measure of the Funds’ future performance.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The summary and statutory prospectuses contains this and other important information about the investment company, and may be obtained by calling 1-866-964-4683, or visiting www.monetta.com. Read it carefully before investing.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC.

Letter to Shareholders (Unaudited)

July 31, 2019

Dear Fellow Shareholders,

I am pleased to enclose your Fund’s semi-annual report for the period ended June 30, 2019.

Since year-end, U.S. stock indices reached new record highs as the secular bull market that began in 2009 continues toward its 10-year anniversary date. As reflected by the S&P 500® Index, this was one of the strongest first half performances on record; up 18.54%, the best six-month performance period since 1997.

Propelling markets higher were investors’ beliefs that the Federal Reserve has placed its interest rate hiking plan on hold and their becoming more optimistic that there will be a ratcheting down of trade tensions with China. In addition, corporate profits generally continued to meet or exceed expectations, providing underlying support to higher stock prices. Leading the markets higher during the first half were the technology sector, specifically the FAANG stocks, and the economically cyclical areas which include the energy and industrial sectors. The lagging sectors were the financial and health care groups primarily due to political uncertainties and the possibility of additional regulations.

In spite of the record-setting length of the economic expansion period, this is not the strongest expansion on record. The recent recovery has been moderate and rather lukewarm as the economy/markets needed time to recapitalize from the 2008 debt crisis. This gradual economic recovery period has avoided economic imbalances and inventory excesses that typically precede recessions, resulting in solid and improving corporate earnings growth with low inflation.

As we enter the second half, with the markets trading at new highs, it is natural to assume that valuations are extended. We believe current stock valuations are justified based on the combination of low inflation, interest rates and moderate economic growth. Near-term market direction will be largely dependent on the resolution of the U.S.-China trade tensions, an accommodative Federal Reserve monetary policy and continued improvement in corporate growth and profitability. In spite of entering a late-phase economic environment, we believe the near term risk of a recession is low, as consumer spending remains strong, unemployment rate is low, wage growth is moderate and inflation remains contained.  Although corporate earnings growth will be harder to come by as the impact of 2017 tax cuts rolls off, we believe it will not be significant enough to impact overall economic growth.

All told, we continue to believe that the secular bull market remains intact. We expect second-half performance to trend higher but lag that of the first half. The Federal Reserve appears to be on track for one or two precautionary rate cuts that should support continued economic growth for the rest of the year. The implementation of trade tariffs remains a risk, and if not resolved could negatively affect corporate profitability and the inflationary rate. Exactly how and when a bull market will end is unknowable, but one thing you can count on is that market corrections tend to be great buying opportunities.

Following is detailed information summarizing the Funds’ performance, major stock holdings and investment strategy.

Thank you for being a valued shareholder and providing us with the opportunity to help you achieve your long-term goals.

Respectfully,

Robert S. Bacarella
President, Founder and Portfolio Manager

Performance Highlights (Unaudited)
Monetta Fund	Period ended June 30, 2019
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$294.2 billion	$60.53 million
PERFORMANCE:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Fund	7.88%	14.50%	9.22%	12.15%
S&P 500® Index	10.42%	14.19%	10.71%	14.70%
Total Annual Operating Expenses*	1.39%

*
Source Prospectus dated April 30, 2019. Expense Ratio of 1.39% includes Acquired Fund Fees and Expenses of 0.02%. For the Fund’s current Expense Ratio, please refer to Page 16 of this Semi-Annual Report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500® Index, for the 10-year period ending June 30, 2019, with dividend and capital gains reinvested.

Portfolio Weightings(a):
Technology	30.3%
Retail	18.7%
Financial	16.5%
Healthcare	11.5%
Capital Equipment	8.3%
Consumer Cyclical	7.0%
Transportation	2.8%
Other(b)	4.9%

Top 5 Equity Holdings:
% of Net Assets
Amazon.com, Inc.	8.4%
MasterCard, Inc. - CL A	6.1%
Alphabet, Inc. - CL C	5.4%
Costco Wholesale Corp.	4.4%
Visa, Inc. - CL A	4.3%
Total Top 5 Equity Holdings:	28.6%

(a)	Portfolio weightings are subject to change daily and are calculated as a percentage of net assets.
(b)	Includes Money Market Funds and liabilities in excess of other assets.

Commentary

The Monetta Fund earned a 17.18% return for the six-month period ending June 30, 2019. Although a solid return, it lagged that of its benchmark index, the S&P 500® Index, which appreciated 18.54%. The variance of the Fund’s performance to the index was primarily due to its healthcare related holdings and its position in Baidu, Inc., a Chinese internet company. The healthcare sector came under pressure due to investors’ concerns over the impact of the potential repeal of the Affordable Care Act and new restrictions on rising pharmaceutical prices. Baidu, Inc. surprised investors by reporting its first-ever quarterly operating loss, propelling its stock price down over 30%. This security was sold.

Enhancing Fund performance were the positive earnings results from MasterCard, Inc., and Amazon.com, Inc. representing 6.12% and 8.45% respectively of the June 30, 2019 net asset value. The Fund also benefited from its position in Amarin Corp. – ADR, 3.20% of the June 30, 2019 net asset value, which is seeking label expansion on a drug that could cut cardiovascular risks by 25%.

During the first half, we added to the Fund’s retail holdings with the purchase of Ulta Beauty, Inc. and lululemon athletica, inc., representing 1.43% and 1.79% of the June 30, 2019 net asset value. Both companies demonstrated strong and improving revenue growth.

As we enter the second half, we believe earnings growth will moderate as the impact of the 2017 corporate tax cuts rolls off. However, with the Fed taking a more dovish pivot in its monetary policy, we believe the economy can continue to grow at a reasonable pace. Stock valuations appear moderately extended but are far from the peak valuation levels reached before other correction periods. Can this 10+ year economic expansion continue? We believe it can. The current economic expansion has been slower than previous periods of economic growth. Since 2009 the economy has grown at an average annual rate of 2.3% versus a 3.6% average during the 1990s. Expansions do not die of old age. Australia, for example, has gone 27 years without a recession. Exactly how and when this expansion period will end is unpredictable. Our advice is to think long-term and remember that it is time “in” the market, not timing the market, that matters.

Performance Highlights (Unaudited)
Monetta Core Growth Fund	Period ended June 30, 2019
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$448.1 billion	$89.97 million
PERFORMANCE:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Core Growth Fund	8.11%	15.00%	10.22%	15.61%
S&P 500® Index	10.42%	14.19%	10.71%	14.70%
Total Annual Operating Expenses*	1.20%

*
Source Prospectus dated April 30, 2019. Expense Ratio of 1.20% includes Acquired Fund Fees and Expenses of 0.03%. For the Fund’s current Expense Ratio, please refer to Page 17 of this
Semi-Annual report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Core Growth Fund and the S&P 500® Index, for the 10-year period ending June 30, 2019, with dividend and capital gains reinvested.

Portfolio Weightings(a):
Exchange Traded Funds	48.6%
Financial	16.1%
Technology	14.2%
Retail	8.5%
Healthcare	5.4%
Transportation	2.6%
Capital Equipment	1.4%
Consumer Cyclical	1.4%
Other(c)	1.8%

Top 5 Equity Holdings(b):
% of Net Assets
MasterCard, Inc. - CL A	7.4%
Amazon.com, Inc.	6.3%
Microsoft Corp.	6.0%
Alphabet, Inc. - CL C	4.2%
Visa, Inc. - CL A	3.7%
Total Top 5 Equity Holdings:	27.6%

(a)	Portfolio weightings are subject to change daily and are calculated as a percentage of net assets.
(b)	Excludes Exchange Traded Funds.
(c)	Includes Money Market Funds and liabilities in excess of other assets.

Commentary

The Monetta Core Growth Fund was up 19.15% for the six-month period ended June 30, 2019. The Fund’s return compares favorably to its benchmark, S&P 500® Index, which was up 18.54%. Approximately 48.6% of the Fund was invested in ETFs that track the performance of the S&P 500® Index, with the balance invested primarily in large-capitalization growth stocks.

Specific holdings that enhanced Fund performance included MasterCard, Inc., Microsoft Corp. and Amazon.com, Inc. representing 7.35%, 5.96% and 6.31% respectively of the June 30, 2019 portfolio net assets. Detracting from performance were the holdings of Alphabet, Inc. and UnitedHealth Group, Inc., representing 4.20% and 2.17% of the June 30, 2019 net assets. Alphabet, Inc. was negatively impacted by moderately slower revenue growth and increasing political and regulatory pressures, while UnitedHealth Group, Inc. fell out of favor due to proposed healthcare reforms that could impact profit margins.

Since year-end, Fund trading activity was minimal as we consolidated into our highest-conviction ideas last year. Recent new purchases included Walt Disney Co. and Facebook, Inc. representing 1.40% and 1.50% of the June 30, 2019 net asset value. We eliminated holdings in Intuitive Surgical, Inc. and NIKE, Inc. primarily due to earnings growth concerns.

As we enter the second half, the Fund is well diversified with its ETF investments with the balance invested in a concentrated portfolio of high-quality growth companies. Despite uncertainties about trade issues and signs of global weakening, the U.S. economy remains healthy as a robust job market, rising wages and low inflation should continue to support growth into 2020. Also, if China continues to stimulate its economy, this could elevate overall global economic growth, which could be a tailwind toward higher stock prices. We believe the companies that will most benefit from a late-cycle phase environment are large-cap growth companies that are able to leverage their competitive advantages to prosper in a more challenging growth environment…our sweet spot.

Disclosure of Fund Expenses (Unaudited)	Period Ended June 30, 2019

As a shareholder of a mutual fund, you incur ongoing costs, including investment advisory fees; distribution expense (Monetta Core Growth Fund); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, January 1, 2019 - June 30, 2019.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, investment advisory fees, distribution expense, accounting, custodian and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD(a)	ANNUALIZED
	1/1/19	6/30/19	1/1/19-6/30/19	EXPENSE RATIO
ACTUAL
Monetta Fund	$1,000.00	$1,171.80	$7.43	1.38%
Monetta Core Growth Fund	1,000.00	1,191.50	6.90	1.27%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$1,000.00	$1,017.95	$6.90	1.38%
Monetta Core Growth Fund	1,000.00	1,018.50	6.36	1.27%

(a)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Schedule of Investments (Unaudited)	June 30, 2019

Monetta Fund

COMMON STOCKS - 95.1%
NUMBER OF SHARES		VALUE
Capital Equipment - 8.3%

Aerospace & Defense-5.1%
4,500	Boeing Co.	$1,638,045
4,000	Lockheed Martin Corp.	1,454,160
		3,092,205

Pollution Control-3.2%
17,000	Waste Management, Inc.	1,961,290
Consumer Cyclical - 7.0%

Apparel Manufacturing-1.5%
11,000	NIKE, Inc. - CL B	923,450

Leisure Service-2.0%
10,000	Wynn Resorts Ltd.	1,239,900

Media-Radio/TV-3.5%
15,000	Walt Disney Co.	2,094,600
Financial - 16.5%

Bank-Money Center-6.1%
70,000	Bank of America Corp.	2,030,000
15,000	JPMorgan Chase & Co.	1,677,000
		3,707,000

Finance-Miscellaneous-10.4%
14,000	MasterCard, Inc. - CL A	3,703,420
15,000	Visa, Inc. - CL A	2,603,250
		6,306,670
Healthcare - 11.6%

Healthcare-Biomedical/Genetic-5.6%
100,000	Amarin Corp. - ADR *	1,939,000
4,000	Illumina, Inc. *	1,472,600
		3,411,600

Healthcare-Medical Supply-2.0%
14,000	AmerisourceBergen Corp.	1,193,640

Healthcare-Patient Care-2.0%
5,000	UnitedHealth Group, Inc.	1,220,050

Healthcare-Product-1.9%
12,000	Medtronic PLC	1,168,680
Retail - 18.6%

Retail-Major Chain-4.4%
10,000	Costco Wholesale Corp.	2,642,600

Retail-Restaurant-2.6%
18,500	Starbucks Corp.	1,550,855

Retail-Specialty-11.7%
2,700	Amazon.com, Inc. *	5,112,801
6,000	lululemon athletica, inc. *	1,081,260
2,500	Ulta Beauty, Inc. *	867,225
		7,061,286
Technology - 30.3% #

Computer Data Storage-2.6%
8,000	Apple, Inc.	1,583,360

Computer-Software-7.6%
5,000	Adobe Systems, Inc. *	1,473,250
20,000	Cisco Systems, Inc.	1,094,600
15,000	Microsoft Corp.	2,009,400
		4,577,250

Electronic-Semiconductor-6.3%
33,000	Advanced Micro
	Devices, Inc. *	1,002,210
8,000	NVIDIA Corp.	1,313,840
10,000	QUALCOMM, Inc.	760,700
6,000	Xilinx, Inc.	707,520
		3,784,270

Internet-10.8%
8,000	Akamai
	Technologies, Inc. *	641,120
3,000	Alphabet, Inc. - CL C *	3,242,730
10,000	Facebook, Inc. - CL A *	1,930,000
50,000	Snap, Inc. - CL A *	715,000
		6,528,850

Telecommunication Service-3.0%
20,000	AT&T, Inc.	670,200
27,500	Comcast Corp. - CL A	1,162,700
		1,832,900

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2019

Monetta Fund (Continued)

NUMBER OF SHARES		VALUE
Transportation - 2.8%

Railroad-2.8%
10,000	Union Pacific Corp.	$1,691,100

Total Common Stocks
(Cost $38,696,274)		57,571,556

MONEY MARKET FUNDS - 5.0%
	First American
	Government
	Obligations Fund -
3,007,355	Class X, 2.30% ^	3,007,355

Total Money Market Funds
(Cost $3,007,355)		3,007,355

Total Investments
(Cost $41,703,629) - 100.1%		60,578,911

Liabilities in Excess of
Other Assets - (0.1)%		(53,318)

TOTAL NET ASSETS - 100.0%		$60,525,593

ADR - American Depositary Receipt

*	Non-Income Producing.
#	As of June 30, 2019, the Monetta Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risk. See Note 6 in Notes to Financial Statements.
^	Rate shown is the seven-day effective yield at June 30, 2019.
Industry classification provided by William O’Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2019

Monetta Core Growth Fund

COMMON STOCKS - 49.6%
NUMBER OF SHARES		VALUE
Capital Equipment - 1.4%

Aerospace & Defense-1.4%
3,500	Boeing Co.	$1,274,035
Consumer Cyclical - 1.4%

Media-Radio/TV-1.4%
9,000	Walt Disney Co.	1,256,760
Financial - 16.1%

Bank-Money Center-5.1%
80,000	Bank of America Corp.	2,320,000
20,000	JPMorgan Chase & Co.	2,236,000
		4,556,000

Finance-Miscellaneous-11.0%
25,000	MasterCard, Inc. - CL A	6,613,250
19,000	Visa, Inc. - CL A	3,297,450
		9,910,700
Healthcare - 5.4%

Healthcare-Biomedical/Genetic-3.2%
150,000	Amarin Corp. - ADR *	2,908,500

Healthcare-Patient Care-2.2%
8,000	UnitedHealth Group, Inc.	1,952,080
Retail - 8.5%

Retail-Major Chain-2.2%
7,500	Costco Wholesale Corp.	1,981,950

Retail-Specialty-6.3%
3,000	Amazon.com, Inc. *	5,680,890
Technology - 14.2%

Computer Data Storage-1.5%
7,000	Apple, Inc.	1,385,440

Computer-Software-7.0%
3,000	Adobe Systems, Inc. *	883,950
40,000	Microsoft Corp.	5,358,400
		6,242,350

Internet-5.7%
3,500	Alphabet, Inc. - CL C *	3,783,185
7,000	Facebook, Inc. - CL A *	1,351,000
		5,134,185
Transportation - 2.6%

Railroad-2.6%
14,000	Union Pacific Corp.	2,367,540

Total Common Stocks
(Cost $21,942,430)		44,650,430

EXCHANGE TRADED FUNDS - 48.6%
60,000	iShares Core S&P 500	17,685,000
55,000	SPDR S&P 500 Trust	16,115,000
37,000	Vanguard S&P 500	9,958,550

Total Exchange Traded Funds
(Cost $24,801,690)		43,758,550

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2019

Monetta Core Growth Fund (Continued)

NUMBER OF SHARES		VALUE
MONEY MARKET FUNDS - 1.9%
	First American
	Government
	Obligations Fund -
1,658,329	Class X, 2.30% ^	$1,658,329

Total Money Market Funds
(Cost $1,658,329)		1,658,329

Total Investments
(Cost $48,402,449) - 100.1%		90,067,309

Liabilities in Excess
of Other Assets - (0.1)%		(94,703)

TOTAL NET ASSETS - 100.0%		$89,972,606

ADR - American Depositary Receipt

*	Non-Income Producing.
^	Rate shown is the seven-day effective yield at June 30, 2019.

Industry classification provided by William O’Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities (Unaudited)	June 30, 2019

		Monetta Core
	Monetta Fund	Growth Fund
Assets:
Investments at value(a)	$60,578,911	$90,067,309
Receivables:
Interest and dividends	11,878	136,130
Fund shares sold	175	54,037
Prepaid expenses	16,735	20,578
Total Assets	60,607,699	90,278,054

Liabilities:
Payables:
Investment advisory fees (Note 2)	46,143	40,163
Distribution fees (Note 5)	—	32,263
Fund shares redeemed	500	159,750
Accrued trustee fees	4,031	8,078
Accrued compliance fees	204	524
Accrued transfer agent fees	11,267	29,659
Accrued fund administration fees	6,784	11,242
Accrued audit fees	7,686	7,538
Accrued other expenses	5,491	16,231
Total Liabilities	82,106	305,448
Net Assets	$60,525,593	$89,972,606

Analysis of net assets:
Paid-in capital	41,703,977	45,928,518
Total distributable earnings	18,821,616	44,044,088
Net Assets	$60,525,593	$89,972,606

(a) Investments at cost	$41,703,629	$48,402,449

Shares of beneficial interest issued outstanding	3,070,236	4,051,785

Net asset value, offering price and redemption price per share	$19.71	$22.21

The accompanying notes are an integral part of these financial statements.

Statements of Operations (Unaudited)	For The Six Month Period Ended
June 30, 2019

		Monetta Core
	Monetta Fund	Growth Fund
Investment income and expenses:
Investment income:
Interest	$58,822	$26,485
Dividends	272,260	633,674
Total investment income	331,082	660,159

Expenses:
Investment advisory fees (Note 2)	274,557	237,870
Distribution fees (Note 5)	—	108,123
Transfer agent fees	42,039	87,437
Administration fees	18,992	23,360
Accounting fees	14,278	14,133
State registration fees	12,870	14,371
Compliance fees	8,101	12,338
Audit fees	7,686	7,536
Trustee fees	7,478	12,793
Custodian fees	4,127	10,896
Printing and postage fees	3,765	8,620
Legal fees	3,304	7,064
Other expenses	2,523	4,581
Total expenses	399,720	549,122
Net investment income (loss)	(68,638)	111,037

Realized and unrealized gain on investments:
Net realized gain on investments	346,206	1,543,980
Net change in unrealized appreciation/depreciation of investments	8,745,970	13,154,580
Net realized and unrealized gain on investments	9,092,176	14,698,560
Net increase in net assets from operations	$9,023,538	$14,809,597

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	For The Six Month Period Ended June 30, 2019
and Year Ended December 31, 2018

			Monetta Core
	Monetta Fund		Growth Fund
	2019	2018	2019	2018
	(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$(68,638)	$(180,295)	$111,037	$295,408
Net realized gain on investments	346,206	2,403,124	1,543,980	21,670,824
Net change in unrealized appreciation/
depreciation of investments	8,745,970	(3,894,130)	13,154,580	(23,116,390)
Net increase (decrease) in
net assets from operations	9,023,538	(1,671,301)	14,809,597	(1,150,158)

Distributions:
Total distributions to shareholders	—	(4,580,807)	—	(17,123,864)

Capital transactions (Note 3):
Proceeds from shares sold	235,216	769,078	7,809,754	24,110,076
Net asset value of shares issued
through dividend reinvestment	—	4,424,649	—	16,209,500
Cost of shares redeemed	(1,544,257)	(4,093,700)	(10,286,525)	(90,250,694)

Increase (Decrease) in net assets
from capital transactions	(1,309,041)	1,100,027	(2,476,771)	(49,931,118)
Total increase (decrease)
in net assets	7,714,497	(5,152,081)	12,332,826	(68,205,140)

Net assets at beginning of period	$52,811,096	$57,963,177	$77,639,780	$145,844,920

Net assets at end of period	$60,525,593	$52,811,096	$89,972,606	$77,639,780

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Fund

	Six Months
	Ended		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
For a share outstanding	June 30, 2019		December 31,	December 31,	December 31,		December 31,	December 31,
throughout the periods:	(Unaudited)		2018	2017	2016		2015	2014

Net asset value at
beginning of period	$16.82		$18.89	$16.93	$16.28		$17.68	$18.45

Investment Operations:
Net investment income (loss)(a)	(0.02)		(0.06)	(0.06)	0.00	(b)	(0.02)	(0.04)
Net realized and unrealized
gain (loss) on investments	2.91		(0.44)	3.28	1.13		0.64	1.39

Total from
investment operations	2.89		(0.50)	3.22	1.13		0.62	1.35

Less Distributions:
From net investment income	—		—	—	(0.00	)(b)	—	—
From net realized gains	—		(1.57)	(1.26)	(0.48)		(2.02)	(2.12)

Total distributions	—		(1.57)	(1.26)	(0.48)		(2.02)	(2.12)

Net asset value at
end of period	$19.71		$16.82	$18.89	$16.93		$16.28	$17.68

Total return	17.18	%(c)	-3.36%	19.19%	6.98%		3.19%	7.15%
Ratios to average net assets:
Expenses - Net	1.38	%(d)	1.37%	1.40%	1.45%		1.40%	1.44%
Expenses - Gross	1.38	%(d)	1.37%	1.40%	1.45%		1.40%	1.44%
Net investment
income (loss)	(0.24	)%(d)	(0.31)%	(0.33)%	0.01%		(0.11)%	(0.24)%
Portfolio turnover	41.7	%(c)	128.8%	122.9%	120.2%		146.2%	137.2%
Net assets (in thousands)	$60,526		$52,811	$57,963	$54,497		$53,709	$55,368

(a)	The per share amounts are calculated using the weighted average number of shares outstanding during the period.
(b)	Rounds to zero.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Core Growth Fund

	Six Months
	Ended		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
For a share outstanding	June 30, 2019		December 31,		December 31,	December 31,	December 31,	December 31,
throughout the periods:	(Unaudited)		2018		2017	2016	2015	2014

Net asset value at
beginning of period	$18.64		$24.00		$20.26	$18.99	$20.65	$19.31

Investment Operations:
Net investment income(a)	0.03		0.06		0.07	0.11	0.09	0.09
Net realized and unrealized
gain (loss) on investments	3.54		(0.94	)(f)	4.58	1.81	0.25	1.79

Total from
investment operations	3.57		(0.88)		4.65	1.92	0.34	1.88

Less Distributions:
From net investment income	—		(0.07)		(0.07)	(0.12)	(0.09)	(0.09)
From net realized gains	—		(4.41)		(0.84)	(0.53)	(1.91)	(0.45)

Total distributions	—		(4.48)		(0.91)	(0.65)	(2.00)	(0.54)

Net asset value at
end of period	$22.21		$18.64		$24.00	$20.26	$18.99	$20.65

Total return	19.15	%(d)	-5.30%		23.10%	10.16%	1.40%	9.67%
Ratios to average net assets:
Expenses - Net(b)	1.27	%(e)	1.17%		1.16%	1.22%	1.18%	1.16%
Expenses - Gross(b)	1.27	%(e)	1.17%		1.16%	1.22%	1.18%	1.19%
Net investment
income(b)(c)	0.26	%(e)	0.23%		0.33%	0.58%	0.42%	0.42%
Portfolio turnover	6.6	%(d)	28.1%		36.1%	41.9%	51.1%	54.3%
Net assets
(in thousands)	$89,973		$77,640		$145,845	$116,972	$120,150	$142,821

(a)	The per share amounts are calculated using the weighted average number of shares outstanding during the period.
(b)	The ratios of expenses and net investment income do not include the Fund’s proportionate share of expense and income of the underlying investment companies in which it invests.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which it invests.
(d)	Not annualized.
(e)	Annualized.
(f)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements (Unaudited)	June 30, 2019

1.	SIGNIFICANT ACCOUNTING POLICIES:

Monetta Trust (the “Trust”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The following funds, collectively referred to as the Funds, are series of the Trust:

Monetta Fund. The primary objective of this Fund is long-term capital growth. The Fund seeks this objective by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in large capitalization growth companies.

Monetta Core Growth Fund. The objective of this Fund is long-term capital growth. The Fund seeks this objective by investing approximately 50% of its assets in exchange traded funds (“ETFs”) and other funds seeking to track the S&P 500® Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies and the remainder of its assets in common stocks of individual companies that Monetta Financial Services, Inc., (the “Adviser”) considers to be high quality well-known companies that produce products or provide services that are recognized by many investors.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(a) Securities Valuation

Equity securities, including American Depositary Receipts (“ADRs”) and ETFs are stated at fair value, based on the official closing price as of the time of valuation.  If there is no official closing price of a security on the valuation date, the security is valued at the mean between the most recent bid and ask quotation, in each case on the principal exchange or market on which that security is traded. If there are no reported sales and no reported bid quotations for a security on a valuation date, or it is not traded on an exchange, the securities are “fair valued” in accordance with the Funds’ Fair Value Procedures. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Other securities traded over-the-counter shall be valued at the official closing price. If there is no official closing price, the security is valued at the most recent mean quotation.  Investments in registered open-end management companies, including money market funds, will be valued based on the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Board of Trustees (“Board”). In determining the fair value of a security, the Adviser and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and duration of restrictions, if any, on the disposition of the security; (ii) fundamental analytical data relating to the security; (iii) evaluation of the forces that influence the market in which the security is traded; (iv) information as to any transactions in or offers for the security; (v) the existence of any merger proposal, tender offer or other extraordinary events relating to the security; (vi) the price and extent of public trading in similar securities of the issuer or of comparable companies; and (vii) any other methodologies and factors that they consider appropriate.

(b) Use of Estimates

The preparation of financial statements, in conformity with U.S. GAAP, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

(c) General

Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the specific lot identification basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Any distributions received from investments in ETFs which represent long-term capital gains are recorded by the Funds as a realized gain.

Notes to Financial Statements (Unaudited) (continued)	June 30, 2019

(d) Expenses

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on several bases, including relative net assets of all the Funds within the Monetta Trust.

(e) Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required. As of and during the period ended June 30, 2019, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended June 30, 2019, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the period ended June 30, 2019, the Funds did not incur any interest and penalties. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended December 31, 2015.

The Funds will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward indefinitely and retain their character as either short-term or long-term capital losses. At December 31, 2018, there were no loss carryforwards.

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales. At December 31, 2018, the Monetta Fund had $331,234 of short-term post-October capital losses which were realized after October 31, 2018 and deferred for tax purposes to January 1, 2019.

(f) Distributions of Incomes and Gains

Distributions to shareholders are recorded by the Funds on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under U.S. GAAP, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Monetta	Monetta Core
	Fund	Growth Fund
Undistributed Ordinary Income	$—	$—
Undistributed Long-Term Capital Gain	—	724,211
Other Accumulated Loss	(331,234)	—
Net Unrealized Appreciation	10,129,312	28,510,280
Total Distributable Earnings	$9,798,078	$29,234,491

The tax character of distributions paid during the periods ended June 30, 2019 and the calendar year ended December 31, 2018 were as follows:

	Monetta	Monetta Core
2019	Fund	Growth Fund
Ordinary Income*	$—	$—
Long-Term Capital Gain	—	—
Total Distributions to Shareholders	$—	$—

	Monetta	Monetta Core
2018	Fund	Growth Fund
Ordinary Income*	$1,663,706	$1,057,031
Long-Term Capital Gain	2,917,101	16,066,833
Total Distributions to Shareholders	$4,580,807	$17,123,864

* For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

Notes to Financial Statements (Unaudited) (continued)	June 30, 2019

(g) Fair Value Measurements

In accordance with ASC 820-10, fair value is defined as the price that a fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820-10 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of each Fund’s investments. The inputs are summarized in the three broad Levels listed below.

• Level 1 -	unadjusted quoted prices in active markets for identical investments;
• Level 2 -	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);
• Level 3 -	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes each respective Fund’s investments at June 30, 2019, based on the inputs used to value them:

	INVESTMENTS IN SECURITIES
Type of Investments	Level 1	Level 2	Level 3	Total
Monetta Fund
Common Stocks	$57,571,556	$—	$—	$57,571,556
Money Market Funds	$3,007,355	$—	$—	$3,007,355
FUND TOTAL	$60,578,911	$—	$—	$60,578,911
Monetta Core Growth Fund
Common Stocks	$44,650,430	$—	$—	$44,650,430
Exchange Traded Funds	$43,758,550	$—	$—	$43,758,550
Money Market Funds	$1,658,329	$—	$—	$1,658,329
FUND TOTAL	$90,067,309	$—	$—	$90,067,309

Refer to each Fund’s Schedule of Investments for further information on the classification of investments.

2.	RELATED PARTIES:

Robert S. Bacarella is an officer and trustee of the Funds and also an officer, director and majority shareholder of the Adviser. Robert J. Bacarella is an officer of the Funds and also an officer of the Adviser. As of and for the period ended June 30, 2019, remunerations required to be paid to all interested trustees have been directly paid by the Adviser. Fees paid to independent trustees have been directly paid by the Funds.

Each Fund pays the Adviser a monthly investment advisory fee, based upon the average net assets of each Fund, which is calculated and accrued daily.

The Monetta Fund pays the Adviser based on an annual rate of 0.95% for the first $300 million in net assets, 0.90% for the next $200 million in net assets, and 0.85% for net assets over $500 million. The Monetta Core Growth Fund pays the Adviser based on an annual rate of 0.55% on all net assets. From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each Fund.

Notes to Financial Statements (Unaudited) (continued)	June 30, 2019

3.	CAPITAL STOCK AND SHARE UNITS:
There is an unlimited number of “no par value” shares of beneficial interest authorized for each series of the Trust.

	Monetta	Monetta Core
	Fund	Growth Fund
2018 Beginning Shares	3,068,767	6,075,961
Shares sold	40,282	976,703
Shares issued upon dividend reinvestment	240,732	791,680
Shares redeemed	(209,977)	(3,679,371)
Net increase (decrease) in shares outstanding	71,037	(1,910,988)
2019 Beginning Shares	3,139,804	4,164,873
Shares sold	12,525	373,805
Shares issued upon dividend reinvestment	—	—
Shares redeemed	(82,093)	(486,893)
Net increase (decrease) in shares outstanding	(69,568)	(113,088)
2019 Ending Shares	3,070,236	4,051,785

4.	PURCHASES AND SALES OF INVESTMENT SECURITIES:
The cost of purchases and proceeds from sales of securities for the six months ended June 30, 2019, excluding short-term securities were:

	U.S. Government		Other Investment
	Securities		Securities
	Purchases	Sales	Purchases	Sales
Monetta Fund	$—	$—	$22,375,383	$24,901,209
Monetta Core Growth Fund	—	—	5,546,060	8,991,860

5.	DISTRIBUTION PLAN:

The Trust and its shareholders have adopted a service and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan permits the participating Fund to pay certain expenses associated with the distribution of its shares. Annual fees under the Plan up to 0.25% for the Monetta Core Growth Fund are accrued daily. The Fund distributor is Quasar Distributors, LLC.

6.	SECTOR RISK:

As of June 30, 2019, the Monetta Fund had a significant portion of their assets invested in the technology sector. The technology sector may be more sensitive to changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innovation and intellectual property issues.

7.	ETF RISK:

As of June 30, 2019, the Monetta Core Growth Fund had a significant portion of its assets invested in ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like a common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

8.	CONTROL OWNERSHIP:

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2019, Charles Schwab & Co., for the benefit of its customers, owned 39.47% of the outstanding shares of the Monetta Core Growth Fund.

Notice to Shareholders (Unaudited)	June 30, 2019

Proxy Voting Policies and Proxy Voting Record

The Funds’ proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Adviser at 1-800-MONETTA, or by writing to Monetta Financial Services, Inc., 1776-A South Naperville Rd., Suite 100, Wheaton, IL 60189. The Funds’ proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Form N-Q Holdings Information

The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household (“householding”). If you would like to opt out of householding or, once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-241-9772 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Information about the Funds’ Trustees

The Statement of Additional Information (“SAI”) includes information about the Funds’ Trustees and is available without charge, upon request, by calling 1-800-MONETTA.

(This Page Intentionally Left Blank.)

Monetta Mutual Funds
1776-A South Naperville Road
Suite 100
Wheaton, IL 60189-5831

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrant’s who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Monetta Trust

By (Signature and Title)      /s/Robert S. Bacarella
Robert S. Bacarella, Chief Executive Officer

Date    September 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)       /s/Robert S. Bacarella
Robert S. Bacarella, Chief Executive Officer

Date    September 9, 2019

By (Signature and Title)       /s/Robert J. Bacarella
Robert J. Bacarella, Chief Financial Officer

Date    September 9, 2019